                                                                    EXHIBIT 10.1

                   AMENDED AND RESTATED OPERATING AGREEMENT

                                      OF

                        ISLE OF CAPRI BLACKHAWK L.L.C.


     This AMENDED AND RESTATED OPERATING AGREEMENT is made as of this 29th day of July, 1997 by Casino America of Colorado, Inc. ("Casino America of Colorado") and Blackhawk Gold, Ltd. ("Blackhawk Gold") and those other persons, if any, who from time to time become parties to or are otherwise bound by this Agreement as provided herein.

     The parties hereto are parties to and Operating Agreement dated April 25, 1997. The parties wish to amend and restate the Operating Agreement, pursuant to this Amended and Restated Operating Agreement, which supersedes and replaces the Operating Agreement, effective as of the Closing Date. The parties therefore agree as follows:

                    ARTICLE 1: ORGANIZATION AND DEFINITIONS

1.1  Company Name. The business of the Company will be conducted under the name
     ------------
"Isle of Capri Blackhawk L.L.C." or any other name determined by the Company in accordance with governing law.

1.2  Initial Ownership. Upon execution of this Amended and Restated Operating
     -----------------
Agreement, the Ownership Interest of the Company is as set forth below:

            Member               Ownership Interest       Initial Contribution
            ------               ------------------       --------------------
Blackhawk Gold, Ltd.                  45%                    $7,500,000

Casino America of Colorado, Inc.      55%                    $9,200,000

     The Ownership Interest shall be adjusted from time to time in accordance with the provisions of this Agreement. The Ownership Interests of the Members shall at all times be maintained on Appendix I hereto, which shall be amended chronologically from time to time as necessary. Effective as of the Closing, Blackhawk Gold has sold to Casino America of Colorado a portion of it's Ownership Interest representing 4.2% of the total Ownership Interests in the Company so that, as of the Closing Date, the respective percentage Ownership Interests are as follows: Blackhawk Gold - 40.8% and Casino America of Colorado - 59.2%.

1.3  Colorado Office and Agent. The initial registered office of the Company in
     -------------------------
Colorado is located at 1675 Broadway, Suite 1200, Denver, Colorado 80202, and its initial registered agent at such address is CT Corporation. The Company may subsequently change its registered office or registered agent in Colorado in accordance with the Act. The Company's principal place of business is 711 Washington Loop, Biloxi, Mississippi 39530.

1.4  Term. The Company began on the date its Articles of Organization were filed
     ----
with the Colorado Secretary of State and continues until December 31, 2096, or such earlier date as a Dissolution may occur.

1.5  Foreign Qualification. After formation of the Company under the Act, the
     ---------------------
Company will apply for any required certificate of authority to do business in any other state or jurisdiction where it conducts business, as appropriate.

1.6  Definitions. Terms used with initial capital letters will have the meanings
     -----------
specified in Exhibit "A", applicable to both singular and plural forms, for all purposes of this Agreement.

                        ARTICLE 2: PURPOSES AND POWERS

2.1  Principal Purpose. The business and principal purpose of the Company is to
     -----------------
investigate, seek, acquire and engage in casino gaming in the Black Hawk/Central City, Colorado area, and to engage in all activities related thereto, including, without limitation, the operation of restaurants, gift shops and/or a hotel.

2.2  Powers. The Company has all of the powers granted to a limited liability
     ------
company under the Act, as well as all powers necessary or convenient to achieve its purposes and to further its business.

                       ARTICLE 3: CAPITAL CONTRIBUTIONS

3.1  Initial Capital of the Company. The Members have made an initial Capital
     ------------------------------
Contribution to the Company and have received the Initial Ownership Interests set forth in Section 1.2 above.

3.2  No Additional Capital Contributions. Except as agreed by the Members in the
     -----------------------------------
Members Agreement, no Member shall be required to make an additional Capital Contribution to the Company.

3.3  No Withdrawal. Except as specifically provided in this Agreement, no Member
     -------------
will be entitled to withdraw all or any part of such Member's capital from the Company or, when such withdrawal of capital is permitted, to demand a distribution of property other than cash.

3.4  No Interest on Capital. No Member will be entitled to receive interest on
     ----------------------
such Member's Capital Contribution or Capital Account.

3.5  Loans by Members. The Company may borrow money from any Member or Affiliate
     ----------------
for Company purposes on such terms as the Company and such Member or Affiliate may agree. Any such advance or loan will be treated as indebtedness of the Company and will not be treated as a

Capital Contribution by a Member.

3.6  Capital Accounts.  A Capital Account will be maintained for each Member and
     ----------------
credited, charged and otherwise adjusted in accordance with generally accepted accounting principles consistently applied. Each Member's Capital Account will be:

[a] Credited with [i] the capital contributions (net of liabilities secured by such property that the Company takes subject to or assumes), [ii] the Member's allocable share of Profits and [iii] all other items properly credited to the Member's Capital Account; and

[b] Charged with [i] the amount of cash distributed to the Member by the Company, [ii] the Fair Market Value of property distributed to the Member by the Company (net of liabilities secured by such property that the Member takes subject to or assumes), [iii] the Member's allocable share of Losses and [iv] all other items properly charged to the Member's Capital Account.

     Any unrealized appreciation or depreciation with respect to any asset distributed in kind will be allocated among the Members in accordance with the provisions of Article 5 as though such asset had been sold for its Fair Market Value on the date of Distribution, and each Member's Capital Account will be adjusted to reflect both the deemed realization of such appreciation or depreciation and the Distribution of such property. In determining the Fair Market Value of any asset of the Company for purposes of any Distribution, the Company may obtain the written report of any one or more independent qualified appraisers (or appraisal firms). If more than one appraisal report is obtained by the Company, Fair Market Value will be determined as the average of such appraised values. The Company will select each such appraiser (or appraisal firm), and bear the cost of any such appraisal.

     The Capital Account of each Member shall be determined and maintained in accordance with generally accepted accounting principles consistently applied in the casino industry. For income tax purposes, the Company shall make all required elections under Section 704(b) of the Code.

3.7  Transfer.  If all or any part of an Ownership Interest is transferred in
     --------
accordance with this Agreement, the Capital Account and Ownership Interest of the Transferor (including a pro-rata share of Capital Contributions) that is attributable to the transferred interest will carry over to the Transferee.

3.8  Certificates for Units Representing Ownership Interests.  Ownership
     -------------------------------------------------------
Interests in the Company shall be represented by Units and a Person's Ownership Interest shall equal the number of Units owned by such Person divided by the total number of Units issued and outstanding. The Units shall be represented by Certificates, which shall be in such form as may be determined by the Managers. Certificates shall be signed by a majority of the Managers. All Certificates shall be consecutively numbered or otherwise identified. The name of the Person to whom the Units are issued, with the number of Units and the date of issue, shall be entered on the books of the Company. All Certificates surrendered to the Company for transfer shall be canceled and no new Certificate shall be issued until the former Certificate for a like number of Units shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Company as the Managers may prescribe. Transfers of Units of the Company shall be made only on the books of the Company by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Company, and, on surrender for cancellation of the Certificate for such Units. The Person in whose name a Unit or Units stands on the books of the Company shall be deemed the owner thereof for all purposes as regards the Company.


                        ARTICLE 4: MEMBERS AND MANAGERS

4.1  Management by Managers.  Except as to matters expressly reserved to the
     ----------------------
Members by statute or by this Operating Agreement, the business and affairs of the Company shall be managed by the Managers set forth below, as such Managers may be changed from time to time as set forth herein. The initial Managers of the Company shall be John M. Gallaway, Allan B. Solomon, whose address is 711 Washinton Loop, Biloxi, Mississippi, and H. Thomas Winn, whose address is 3040 Post Oak Boulevard, Suite 675 Houston, Texas. Each Member shall have the right to elect one Manager, except that so long as Casino America of Colorado or its Affiliates own a Majority In Interest of the Company, Casino America of Colorado or its Affiliates shall be entitled to elect a majority of the Managers, which initially shall be two Managers, and Blackhawk Gold shall be entitled to elect one Manager. Each Member shall have the right to remove, replace, fill a vacancy or designate a temporary replacement for the Manager or Managers elected by it.

     Managers shall hold office for a term of one year from election, or until the next Annual Meeting of Members. Any action provided for in this Agreement that may be taken by the Company may, except as otherwise provided in this Agreement, only be taken with the consent of a majority of the Managers or by the officers of the Company to the extent a majority of the Managers have delegated authority with respect to such actions to such officers. Except as provided in Section 4.9 below or as to any other matter the Members agree shall require a unanimous vote, actions of the Managers shall be by majority vote at meetings duly called for purposes of taking action at which a quorum is present. A quorum at any meeting of the Managers shall consist of a majority of the Managers then appointed. The Managers may also act by unanimous written consent in lieu of a meeting.

     Meetings of the Managers shall be held no less often than quarterly (one of which shall be the Annual Meeting of the Members) on dates established therefor at each preceding Annual Meeting of the Managers. Special meetings of the Managers shall be held from time to time as called by any of the Managers on no less than five (5) days advance notice given in writing by the Manager calling such meeting, which notice may be given by facsimile, Federal Express or similar courier service, certified mail or personal delivery. Notices of meetings shall be effective when sent, if sent by facsimile, or upon receipt, if given by certified mail, overnight courier or personal delivery, in each case at the address of each of the Managers on the books and records of the Company.
The Managers may participate in a meeting by means of conference telephone or similar communication equipment by which all the members participating in the meeting can hear each other at the same time. Such participation will constitute presence in person at the meeting and waiver of any required notice.

4.2   Member's Representative. Each Member which is not an individual will
      -----------------------
designate one or more individuals to act as such Member's duly authorized representative and agent for purposes of exercising such Member's vote on any matter involving the Company requiring the approval or action of the Members. Each Member which is not an individual may also designate one or more individuals as an alternate in the event that the primary representative is unavailable to act for any reason. A Member may change any such designation at any time upon similar notice. The representatives of a Member will cast the vote of each Member in accordance with such Member's Ownership Interest, as provided in this Article.

4.3   Majority Voting. All decisions reserved by the Act or this Operating
      ---------------
Agreement to the Members will be made by the affirmative vote of Members owning more than 50% of the Ownership Interests held by all Members, without regard to quorum requirements, unless the unanimous vote (under Section 4.9) provisions apply or except as to any other matter the Member agree shall require a unanimous vote or as otherwise specifically provided in this Agreement. Any determination to be made by the Members will be made in each Member's sole and absolute discretion.

4.4   No Resignation or Retirement. Each Member agrees not to voluntarily resign
      ----------------------------
or retire as a Member in the Company. However, if such voluntary resignation or retirement occurs in contravention of this Agreement, the withdrawing Member will, without further act, become a Transferee of such Ownership Interest (with the limited rights of a Transferee as set forth in Section 13.6). Any Member who resigns or retires from the Company in contravention of this Agreement will be liable to the Company and the other Members for proven monetary damages (but any such action or proposed action to resign or retire will not be subject to any equitable action for injunctive relief or specific performance).

4.5   Powers. Each Manager is an agent of the Company for the purpose of
      ------
conducting its business and affairs. The act of any Manager for apparently carrying on in the usual way of the Company's business or affairs binds the Company unless the Manager so acting has, in fact, no authority to act for the Company in the particular matter and the person with whom such Member is dealing has knowledge of such lack of authority. The act of any Manager which is not apparently for the carrying on in the usual way of the Company's business or affairs does not bind the Company unless authorized in accordance with this Agreement. Each Manager agrees to act on behalf of the Company only in compliance with this Agreement, and agrees that any act in contravention of this Agreement renders such Manager liable to the Company and other Members for monetary damages and other relief.

4.6   Substitute Members. A Transferee may be admitted as a substitute Member of
      ------------------
the Company only upon the affirmative written agreement of all of the Members (excluding the Transferor Member), effective upon a date specified (which must be on or after the effective date of the Transfer, as determined under Section 13.5).

4.7   Additional Members. Subject to Section 4.9, additional Members of the
      ------------------
Company may be admitted incident to the contribution of money or other property to the Company (or otherwise) only upon the affirmation written agreement of all Members, effective upon a date specified by all the Members.

4.8  Officers. The Company, acting through the Managers, may appoint and remove
     --------
such officers as it determines to be necessary or desirable to carry out the day-to-day management of the Company. The Company's officers may include a president, one or more vice presidents, a secretary and a treasurer, as well as one or more assistant vice presidents, secretaries and treasurers. Such officers may also include a chief executive officer, chief operating officer and chief financial officer. Appointment as an officer or agent of the Company will not, of itself create any contract rights. The officers of the Company, acting in their capacity as such, will be agents acting on behalf of the Company as principal. No officer of the Company has the continuing exclusive authority to make independent business decisions on behalf of the Company without the approval of the Managers as set forth in this Article.

4.9  Unanimous Vote. The following actions by the Company will require the
     --------------
affirmative vote of all Managers and the Members, without regard to quorum requirements.

[a]  The admission of an additional Member under Section 4.7;

[b] Any non pro-rata distribution, including the non pro-rata distribution of assets in kind in Liquidation under Section 12.3;

[c] The amendment of this Agreement, except as provided in Section 14.1 of this Agreement.

[d] The merger of the Company with any other business entity as provided by governing law; or

[e]  The sale of substantially all of the Company's assets.


                  ARTICLE 5: ALLOCATION OF PROFITS AND LOSSES

5.1  Profits and Losses. For each Fiscal Year, Profits or Losses of the Company
     ------------------
will be an amount equal to the Company's income or loss determined under the accrual method of accounting, in accordance with generally accepted accounting principles consistently applied.

5.2  General Allocation Rule. Except as otherwise provided in (or until changed
     -----------------------
pursuant to) this Agreement, the Profits or Losses of the Company, including items of income, gain, loss and deduction for each Fiscal Year, will be allocated to the Members in proportion to their respective Ownership Interests as defined herein. Appropriate adjustment during the Fiscal Year of any change in this allocation will be determined in accordance with Section 706 of the Code and the Section 706 Regulation to take into account the varying interests of the Members in the Company during such Fiscal Year, in the manner determined by the Company.

5.3  Exception. Notwithstanding the general rule on allocation and for tax
     ---------
accounting purposes only and not for financial statement purposes or any other provision of this Operating Agreement, no cash shall be distributed to any Member if the effect thereof would be to create a deficit in his

Capital Account balance or increase the deficit in his Capital Account below the sum of [1] the amount (if any,) which he is required to contribute to the Company and [2] said Member's share of gain which the Company would recognize upon a sale of its property for an amount equal to the balance of the non-recourse debt encumbering it, (the "Company's Minimum Gain") and such cash shall be retained by the Company and shall be distributed to the Member at the earliest time or times possible when such distributions will not cause such a deficit or increase such a deficit in the distributee's Capital Account balance. Notwithstanding the provisions of Section 5.2, the following allocations of net profits and net losses and items thereof shall be made:

[a] If in any taxable year there is a net decrease in the amount of the Company's Minimum Gain, each Member shall be allocated items of the Company's net profits for that year (and if necessary, subsequent years) equal to that Member's share of the net decrease in the Company's Minimum Gain (within the meaning of Treasury Regulation Section 1.704-2(g)(2)). The items to be so allocated shall be determined in accordance with Treasury Regulation Section 1.704-2(j). This Section 5.3 is intended to comply with the Minimum Gain Chargeback requirement in Treasury Regulation Section 1.704-2 and shall be interpreted consistently therewith.

[b] If during any taxable year a Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), then items of net profits shall be specially allocated to each Member in an amount and manner sufficient to eliminate, to the extent required by Treasury Regulation Section 1.704-
     (1)(b)(2)(ii)(d), the deficit in the Capital Account of such Member as quickly as possible, provided that an allocation pursuant to this Section 5.3[b] shall be made only if and to the extent that such Member has an adjusted Capital Account deficit after all other allocations provided for in this Article 5 have been tentatively made and as if this Section 5.3[b] were not in this Agreement. This Section 5.3[b] is intended to comply with the Qualified Income Offset requirements in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     It is the intent of the Members that the allocations provided for in this Operating Agreement have "substantial economic effect," as that term is defined in Section 704(b) of the Code. Notwithstanding anything in this Section 5.3 to the contrary, nothing contained in this Section 5.3 shall serve to restrict any distribution by the Company to any Member.

5.4  Tax Allocations. Allocation of items of income, gain, loss and deduction of
     ---------------
the Company for federal income tax purposes for a Fiscal Year will be allocated, as nearly as is practicable, in accordance with the manner in which such items are reflected in the allocations of Profits and Losses among the Members for such Fiscal Year. To the extent possible, principles identical to those that apply to allocations for federal income tax purposes will apply for state and local income tax purposes.

5.5  Transfer.  Except as otherwise provided in Section 5.2, if an Ownership
     --------
Interest is transferred during any Fiscal Year (whether by Transfer or liquidation of an Ownership Interest, of otherwise), the books of the Company will be closed as of the effective date of Transfer. The Profits of Losses attributed to the period from the first day of such Fiscal Year through the effective date of Transfer will be allocated to the Transferor, and the Profits or Losses attributed to the period commencing on the effective date of Transfer will be allocated to the Transferee. In lieu of an interim closing of the books of the Company and with the agreement of the Transferor and Transferee, the Company may agree to allocate Profits and Losses for such Fiscal Year between the Transferor and Transferee based on a daily proration of items for such Fiscal Year or any other reasonable method of allocation (including an allocation of extraordinary Company items, as determined by the Company, based on when such items are recognized for federal income tax purposes).

5.6  Contributed Property.  All items of income, gain, loss and deduction with
     --------------------
respect to property contributed (or deemed contributed) to the Company will, solely for tax purposes, be allocated among the Members as required by Section 704(c) of the Code so as to take into account the variation between the tax basis of the property and its Fair Market Value at the time of contribution.
For example, if there is built-in gain with respect to contributed property, upon the Company's sale of that property the pre-contribution taxable gain (as subsequently adjusted under the Section 704(c) Regulations during the period such property was held by the Company) would be allocated to the contributing Member (and such pre-contribution gain would not again create a Capital Account adjustment since the property was credited to Capital Account upon contribution at its Fair Market Value). Except as limited by the following sentence, the allocation of tax items with respect to Section 704(c) property to Members not contributing such property will, to the extent possible, be equal to the allocation of the corresponding book items made to such noncontributing Members with respect to such property. If book allocations of cost recovery deductions (such as depreciation or amortization) exceed the tax allocations of those items so that the ceiling rule of the Section 704(c) Regulations applies, any curative or remedial allocations of tax items will be made as the Company may determine. All tax allocations made under this provision will be made in accordance with
Section 704(c) of the Code and the Section 704(c) Regulations.

5.7  Tax Credits.  Any tax credit, and any tax credit recapture, will be
     -----------
allocated to the Members in the same ratio that the federal income tax basis of the asset (to which such tax credit relates) is allocated to the members under the Section 46 Regulations, and if no basis is allocated, in the same manner as Profits are allocated to the Members under Section 5.2.

                           ARTICLE 6: DISTRIBUTIONS

6.1   Prorata Distributions.  The Company will make distributions to the Members
      ---------------------
in proportion to their Ownership Interests. Any Net Sales Cash that is realized incident to the Dissolution and Liquidation of the Company will be distributed as provided in Article 12, with any Net Sales Cash that is realized other than incident to the Dissolution and Liquidation of the Company to be distributed in accordance with Section 6.1.

6.2  Nonprorata Distributions.  Unless the Members otherwise unanimously agree,
     ------------------------
the Members intend that all Distributions will be made to the Members in proportion to their Ownership Interests. In the event any Distribution is not made in proportion to their Ownership Interests without the unanimous consent of the Members, any excess Distributions to a Member will be treated as an advance or loan made by the Company to such Member, payable to the Company with Interest and on demand.

6.3  Payment. Any Distribution will be made to a Member only if such Person owns
     -------
an Ownership Interest on the date of Distribution, as reflected on the books of the Company.

6.4  Withholding. If required by the Code or by state or local law, the Company
     -----------
will withhold any required amount from Distributions to a Member for payment to the appropriate taxing authority. Any amount so withheld from a Member will be treated as a Distribution by the Company to such Person. Each Member agrees to timely file any agreement that is required by any taxing authority in order to avoid any withholding obligation that would otherwise be imposed on the Company.

6.5  Distribution Limitation. Notwithstanding any other provision of this
     -----------------------
Agreement, the company will not make any Distribution to the Members unless, after the Distribution, the liabilities of the Company (other than liabilities to Members on account of their Capital Contributions) have been paid or there remains property of the Company sufficient to pay them.

6.6  Cash Reserves.  The Company will establish and maintain reasonable cash
     -------------
reserves for [a] operating expenses (other than depreciation, amortization or similar non-cash allowances), [b] capital improvements, [c] debt service, [d] working capital and [e] bankroll. The amount of such reserves will be as the Company may from time to time determine.


                        ARTICLE 7: MEETINGS OF MEMBERS

7.1  Annual Meeting. Unless the Company determines (whether by vote or
     --------------
otherwise) that an annual meeting is not necessary or desirable, the annual meeting of the Members will be held on the second Tuesday of April in each year at 9:00 a.m. (local time) by Notice to all other Members. The purpose of the annual meeting is to review the Company's operations for the preceding Fiscal Year and to transact such business as may come before the meeting. The failure to hold any annual meeting has no adverse effect on the continuance of the Company.

7.2  Special Meetings. Special meetings of the Members, for any purpose or
     ----------------
purposes, may be called by any Member or Members owning at least ten percent (10%) of the Ownership Interests held by all Members by notice to all other Members.

7.3  Place. The Members calling the meeting may designate any place as the place
     -----
of meeting for any meeting of the Members. If no designation is made, or if a special meeting is otherwise called, the place of meeting will be the Company's executive offices in Colorado.

7.4  Notice. Notice of any annual meeting determined by resolution of the
     ------
Members or of any special meeting must be given not less than 5 days nor more than 30 days before the date of the meeting. Such notice must state the place, day, and hour of the meeting and, in the case of a special meeting, the purpose for which the meeting is called.

7.5    Waiver of Notice. Any Member may waive, in writing, any notice is
       ----------------
required to be given to such Member, whether before or after the time stated in such notice. Any Member who signs minutes of action (or written consent or agreement) will be deemed to have waived any required notice with respect to such action.


7.6    Record Date. For the purpose of determining Members entitled to notice of
       -----------
or to vote at any meeting of Members, the date on which notice of the meeting is first given will be the record date for the determination of Members. Any such determination of Members entitled to vote at any meeting of Members will apply to any adjournment of a meeting.


7.7    Quorum. A quorum at any meeting of Members shall consist of Members
       ------
owning at least 50% of the Ownership Interests held by all Members. Any meeting at which a quorum is not present may adjourn the meeting to another place, day and hour without further notice.


7.8    Manner of Acting. If a quorum is present, the affirmative vote of Members
       ----------------
as set forth in Article 4 will be the act of the Company.


7.9    Proxies. At a meeting of the Members, a Member may vote in person or by
       -------
written proxy given to another Member. Such proxy must be signed by the Member or by a duly authorized attorney-in-fact and filed with the Company before or at the time of the meeting. No proxy will be valid after eleven months from the date of its signing unless otherwise provided in the proxy. Attendance at the meeting by the Member giving the proxy will revoke the proxy during the period of attendance.


7.10   Meetings by Telephone. The Members may participate in a meeting by means
       ---------------------
of conference telephone or similar communications equipment by which all Members participating in the meeting can hear each other at the same time. Such participation will constitute presence in person at the meeting and waiver of any required notice.


7.11   Action Without a Meeting. Any action required or permitted to be taken at
       ------------------------
a meeting of Members under this Article 7 may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by Members owning total Ownership Interests sufficient for the particular action as set forth in Article 4. Action so taken is effective when sufficient Members approving the action have signed the consent, unless the consent specifies a later effective date. Notice of the action must be provided to all members.


                       ARTICLE 8: LIABILITY OF A MEMBER


8.1    Limited Liability. Unless otherwise provided in the Act, the Articles or
       -----------------
an agreement signed by the Member to be subjected to any individual liability, no Member of the Company is individually liable for the debts or liabilities of the Company.


8.2    Liability to Company. Each Member is liable to the Company for any
       --------------------
Capital Contribution or Distribution that has been wrongfully or erroneously returned or paid to such Person in violation.

of the Act, the Articles or this Agreement.


                          ARTICLE 9: INDEMNIFICATION

9.1   Indemnification.  Except with respect to any actions or omissions
      ---------------
described in Section 14.10 and the last sentence of Section 4.4 and 4.5, the Company will indemnify, defend and hold harmless any Person who was or is a party (or is threatened to be made a party) to any Proceeding by reason of the fact that such Person was a Member, or agent or representative thereof, a Manager, employee or agent of the Company to the fullest extent permitted by the Act. Any such indemnification will apply to any Liability actually and reasonably incurred in connection with the defense or settlement of the Proceeding.

9.2   Expense Advancement.  With respect to the expenses actually and reasonably
      -------------------
incurred by a Member or Manager who is a party to a Proceeding, the Company shall provide funds to such Person in advance of the final disposition of the Proceeding if the Person furnishes the Company with such Person's written affirmation of a good-faith belief that such Person has met the standard of conduct described in the Act, and such Person agrees in writing to repay the advance if it is subsequently determined that such Person has not met such standard of conduct.

9.3   Insurance.  The indemnification provisions of this Article do not limit a
      ---------
Member's or Manager's right to recover under any insurance policy or other financial arrangement by the Company (including any self-insurance, trust fund, letter of credit, guaranty or surety). If, with respect to any Liability, any Member or Manager receives an insurance or other indemnification payment which, together with any indemnification payment made by the Company, exceeds the amount of such Liability, then such Member or Manager will immediately repay such excess to the Company.


                     ARTICLE 10: ACCOUNTING AND REPORTING

10.1  Fiscal Year.  For income tax and accounting purposes, the Fiscal Year of
      -----------
the Company will end on the last Sunday in April of each year (unless otherwise required by the Code.).

10.2  Accounting Method.  For accounting purposes, the Company will use
      -----------------
generally accepted accounting principles.

10.3  Tax Elections.  The Company will have the authority to make such tax
      -------------
elections, and to revoke any such election, as the Company may from time to time determine.

10.4  Returns.  The Company will cause the preparation and timely filing of all
      -------
tax returns required to be filed by the Company pursuant to the Code, as well as all other tax returns required in each jurisdiction in which the Company does business.

10.5  Reports.  The Company will furnish a Profit or Loss statement and a
      -------
balance sheet to each

Member within a reasonable time after the end of each fiscal quarter. The Company books will be closed at the end of each Fiscal Year and audited financial statements prepared showing the financial condition of the Company and its Profits or Losses from operations. Copies of these statements will be given to each Member. In addition, as soon as is practicable after the close of each Fiscal Year (and in any event within 90 days following the end of each Fiscal
Year), the Company will provide each Member with all necessary tax reporting information.

10.6 Books and Records. The records of the Company will be kept at the Company's
     -----------------
business office in Colorado, and will be available for inspection and copying by any Member at such Person's expense, during ordinary business hours.

10.7 Information. Any Member has the right to inspect and copy the Company books
     -----------
and records as provided in Section 10.6 and to have a formal accounting of Company affairs whenever circumstances render it just and reasonable. In addition, subject to reasonable standards as established by the Company from time to time, and upon reasonable demand for any purpose reasonably related to the Member's interest as a Member, any Member has the right to obtain from the Company correct and complete information relating to the state of the Company's business and its financial condition.

10.8 Banking. The Company may establish one or more bank or financial accounts
     -------
and safe deposit boxes. The Company may authorize one or more individuals to sign checks on and withdraw funds from such bank or financial accounts and to have access to such safe deposit boxes, and may place such limitations and restrictions on such authority as the Company deems advisable.

10.9 Tax Matters Partner. Until further action by the Company, Casino America of
     -------------------
Colorado is designated as the tax matters partner under Section 6231(a)(7) of the Code. The tax matters partner will be responsible for notifying all Members of ongoing proceedings, both administrative and judicial, and will represent the Company throughout any such proceeding. The Members will furnish the tax matters partner with such information as it may reasonably request to provide the Internal Revenue Service with sufficient information to allow proper notice to the Members. If an administrative proceeding with respect to a partnership item under the Code has begun, and the tax matters partner so requests, each Member will notify the tax matters partner of its treatment of any partnership item on its federal income tax return, if any, which is inconsistent with the treatment of that item on the partnership return for the Company. Any settlement agreement with the Internal Revenue Service will be binding upon the Members only as provided in the Code. The tax matters partner will not bind any other Member to any extension of the statute of limitations or to a settlement agreement without such Member's written consent. Any Member who enters into a settlement agreement with respect to any partnership item will notify the other Members of such settlement agreement and its terms within 30 days from the date of settlement. If the tax matters partner does not file a petition for readjustment of the partnership items in the Tax Court, Federal District Court or Claims Court within the 90 day period following a notice of a final partnership administrative adjustment, any notice partner or 5-percent group (as such terms are defined in the Code) may institute such action within the following 60 days. The tax matters partner will timely notify the other Members in writing of its decision. Any notice partner or 5 percent group will notify any other Member of its filing of any petition for readjustment.

10.10 No Partnership. The classification of the Company as a partnership will
      --------------
apply only for federal (and, as appropriate, state and local) income tax purposes. This characterization, solely, for tax purposes, does not create or imply a general partnership between the Members for state law or any other purpose. Instead, the Members acknowledge the status of the Company as a limited liability company formed under the Act.


                    ARTICLE 11: DISSOLUTION OF THE COMPANY

11.1  Dissolution. Dissolution of the Company will occur only upon the happening
      -----------
of any of the following events:

[a] An event of Withdrawal (as defined in Section 11.2) of a Member, unless there is at least one remaining Member (including any Transferee admitted as a substitute Member);

[b]   By unanimous agreement of the Members; or

[c]   December 31, 2096.

11.2  Events of Withdrawal. An event of Withdrawal of a Member occurs when any
      --------------------
of the following occurs:

[a] With respect to any Member, upon the Transfer of all of such Member's Ownership Interest not approved by a majority of the Members (which Transfer is treated as a resignation);

[b] With respect to any Member, upon the voluntary withdrawal (including any resignation or retirement in contravention of Section 4.4) of the Member by notice to all other Members;

[c] With respect to any Member that is a corporation, upon filing of articles of dissolution of the corporation;

[d] With respect to any Member that is a partnership or a limited liability company, upon dissolution of such entity;

[e] With respect to any Member who is an individual, upon either the death or retirement of the individual, or upon such Person's insanity or the entry by a court of competent jurisdiction of an order adjudicating the individual to be incompetent to manage such individual's person or estate;

[f]   With respect to any Member that is a trust, upon termination of the trust;

[g] With respect to any Member that is an estate, upon final distribution of the estate's Ownership Interest;

[h] Any other event which terminates the continued membership of a Member in the Company;

[i] With respect to any Member, the bankruptcy of the Member, so long as there is one or more remaining Members.

     Within 30 days following the happening of any event of Withdrawal with respect to a Member, such Member must give notice of the date and the nature of such event to the Company. Any Member failing to give such notice will be liable in damages for the consequences of such failure as otherwise provided in this Agreement. Upon the occurrence of an event of Withdrawal with respect to a Member, such Member will cease to have voting rights under Article 4, and such Member's Ownership Interest will be deemed transferred to such Member's Transferee or other successor in interest (which Person, unless already a Member in such capacity, will have only the limited rights of a Transferee as set forth in Section 13.6, unless and until admitted as a substitute Member).

11.3  Bankruptcy. Notwithstanding anything else to the contrary contained herein
      ----------
or in Section 7-80-801(1)(c) of the Act, the bankruptcy of a Member will not dissolve the Company. The bankruptcy of a Member will be deemed to occur when such Person: [a] files a voluntary petition in bankruptcy, [b] is adjudged a bankrupt or insolvent, or has entered against such Person an order for relief in any bankruptcy or insolvency proceeding, [c] files a petition or answer seeking for such Person any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, [d] files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding of this nature, or [e] seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of all or any substantial part of such Person's properties. In addition, the bankruptcy of a Member will be deemed to occur if any proceeding filed against a Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation is not dismissed within 120 days or if the appointment without the Member's consent (or acquiescence of a trustee, receiver or liquidator of the Member or of all or any substantial part of such Person's properties) is not vacated or stayed within 90 days (or if after the expiration of any stay, if the appointment is not vacated within 90 days).


                            ARTICLE 12: LIQUIDATION

12.1  Liquidation. Upon Dissolution of the Company, the Company will immediately
      -----------
proceed to wind up its affairs and liquidate. The Managers will appoint a liquidating trustee. The winding up and Liquidation of the Company will be accomplished in a businesslike manner as determined by the liquidating trustee and this Article 12. A reasonable time will be allowed for the orderly Liquidation of the Company and the discharge of liabilities to creditors so as to enable the Company to provide for any losses attendant upon Liquidation. Any gain or loss on disposition of any Company assets in Liquidation will be allocated to Members and credited or charged to Capital Accounts in accordance with the provisions of Article 3 and 5. Any liquidating trustee is entitled to reasonable compensation for services actually performed, and may contract for such assistance in the liquidation process as such Person deems necessary. Until the filing of articles of dissolution as provided in Section 12.6, the liquidating trustee may settle and close the Company's business, prosecute and defend suits, dispose of its property, discharge or make provision for its liabilities, and make distributions in accordance with the priorities set forth in Section 12.2.

12.2   Priority of Payment. The assets of the Company will be distributed in
       -------------------
Liquidation of the Company in the following order:

[a] First, to non-Member creditors of the Company in order of priority as provided by law in payment of unpaid liabilities of the Company to the extent required by law or under agreements with such creditors;

[b] Second, to the setting of any reserves which the Members reasonably deem necessary for any anticipated, contingent or unforseen liabilities or obligations of the Company arising out of or in connection with the conduct of the Company's business. At the expiration of such period as the Members reasonably deem advisable, the balance thereof shall be distributed in accordance with this Section 12.2;

[c] Third, to any Member for any other loans or debts owing to such Member by the Company;

[d] Fourth, to all Members in proportion to their Capital Account balances to the extent allowable under Section 5.2 until their Capital Account balances are reduced to zero; and,

[e] Fifth, the balance, if any, to all Members in proportion to their Ownership Interests percentages under Section 5.2.

12.3   Distribution to Members. Distributions in Liquidation due to the Members
       -----------------------
may be made by either or a combination of the following methods: selling the Company assets and distributing the net proceeds, or by distributing the Company assets to the Members at their net Fair Market Value in kind. Any liquidating Distribution in kind to the Members may be made either by a pro-rata Distribution of undivided interests or, upon the affirmative Vote of all Members, by non-pro-rata Distribution of specific assets at Fair Market Value on the effective date of Distribution. Any Distribution in kind may be made subject to, or require assumption of, liabilities to which such property may be subject, but in the case of any non pro-rata Distribution only upon the express written agreement of the Member receiving the Distribution. Each Member hereby agrees to save and hold harmless the other Members from such Member's share of any and all such liabilities which are taken subject to or assumed. Appropriate and customary prorations and adjustments shall be made incident to any Distribution in kind. The Members will look solely to the assets of the Company for the return of their Capital Contributions, and if the assets of the Company remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return such contributions, they will have no recourse against any other Member.

12.4   No Restoration Obligation. Except as otherwise specifically provided in
       -------------------------
Article 8, nothing contained in this Agreement imposes on any Member an obligation to make a Capital Contribution in order to restore a deficit Capital Account upon Liquidation of the Company. Furthermore, each Member will look solely to the assets of the Company for the return of such Member's Capital

Contribution and Capital Account.

12.5  Liquidating Reports. A report will be submitted with each liquidating
      -------------------
distribution to Members, showing the collections, disbursements and distributions during the period which is subsequent to any previous report. A final report, showing cumulative collections, disbursements and distributions, will be submitted upon completion of the liquidation process.

12.6  Articles of Dissolution. Upon Dissolution of the Company and the
      -----------------------
completion of the winding up of its business, the Company will file articles of dissolution (to cancel its Articles of Organization) with the Colorado Secretary of State pursuant to the Act. At such time, the Company will also file an application for withdrawal of its certificate of authority in any jurisdiction where it is then qualified to do business.


                       ARTICLE 13: TRANSFER RESTRICTIONS

13.1  General Restriction. No Member may Transfer all or any part of its
      -------------------
Ownership Interest in any manner whatsoever except: [a] to a Permitted Transferee as set forth in Section 13.3 or [b] after full compliance with the right of first refusal set forth in Section 13.4, and in either case only if the requirements of Section 13.5 have also been satisfied. Any other Transfer of all or any part of an Ownership Interest is null and void, and of no effect. Any Member who makes a Transfer of all of such Member's Ownership Interest will be treated as resigning from the Company on the effective date of such Transfer. Any Member who makes a Transfer of part (but not all) of such Member's Ownership Interest will continue as a Member (with respect to the interest retained), and such partial Transfer will not constitute an event of Withdrawal of such Member. The rights and obligations of any resigning Member or of any Transferee of an Ownership Interest will be governed by the other provisions of this Agreement.

13.2  No Member Rights. No Member has the right or power to confer upon any
      ----------------
Transferee the attributes of a Member in the Company. The Transferee of all or any part of an Ownership Interest by operation of law does not, by virtue of such Transfer, succeed to any rights as a Member in the Company.

13.3  Permitted Transferee. Subject to the requirements set forth in Section
      --------------------
13.5, a Person may Transfer all or any part of such Person's Ownership Interest:

[a]   To an Affiliate of such Person,

[b]   To another Member,

[c]   To the Company,

[d]   To a Person approved by all the Members;

[e] To another Person as part of a merger, reorganization, consolidation or sale of all or substantially all of the assets of a Person that controls any Member; or

[f] In the form of a pledge or the granting of a security interest to another Person or a foreclosure or sale in lieu of foreclosure in connection with the granting of any such pledge or security interest as described in
     Section 13.7.

13.4 Right of First Refusal. Prior to any proposed Transfer of all or any part
     ----------------------
of an Ownership Interest, other than to a Permitted Transferee pursuant to
Section 13.3, the Transferor must obtain a Third Party Offer. For purposes of this Section 13.4, a Transfer of an Ownership Interest of a Member shall be deemed to occur upon any change in control of such Member other than to a Permitted Transferee pursuant to Section 13.3, The Third Party Offer must not be subject to unstated conditions or contingencies or be part of a larger transaction such that the price for the Ownership Interest stated in such Third Party Offer does not accurately reflect the Fair Market Value (reduced by the amount of associated liabilities) of such Ownership Interest. The Third Party Offer must contain a description of all of the consideration, material terms and conditions of the proposed Transfer. The Transferor will give notice of the Third Party Offer to the Company and all the Members exclusive of Transferees who have not been admitted as substitute Members pursuant to Section 4.6 (the "Other Members") other than the Transferor, together with a written offer to sell the Ownership Interest (which is the subject of the Third Party Offer) to the Company and the other Members on the same price and terms as the Third Party Offer as provided herein. The Company may accept such offer by the Transferor, in whole but not in part, by giving notice to the Transferor within 30 days after notice of such offer. Unless otherwise agreed, the closing of such sale will be held at the Company's registered office in Colorado on a date to be specified by the Company which is not later than 60 days after the date of the Company's notice of acceptance. At the closing, the Company will deliver the consideration in accordance with the terms of the Third Party Offer, and the Transferor will by appropriate documents assign Interest to be sold, free and clear of all liens, claims and encumbrances. Subject to Section 13.5, if the Company has not accepted the Third Party Offer and closed the purchase in accordance with this Section 13.4, the Other Members shall have the right, on a pro rata basis in accordance with the ratio of their Percentage Ownership Interest, to purchase, in whole but not in part, the Ownership Interest of the Transferor in accordance with the terms of the Third Party Offer by written notice to the Transferor within 30 days after the expiration of the thirty-day period for the Company's acceptance. If all of the other Members reject the offer or if the offer is not closed in accordance with this Section 13.4, the Transferor will be free for a period of 60 days after the last day for such acceptance to sell all, but not less than all, of such Ownership Interest so offered, but only to the Third Party for a price and on terms no more favorable to the Third Party than the Third Party Offer. If such Ownership Interest is not so sold within such 60-day period (or within any extensions of such period agreed to in writing by the Company), all rights to sell such Ownership Interest pursuant to such Third Party Offer (without making another offer to the Company pursuant to this Section 13.4) will terminate and the provisions of this Article will continue to apply to any proposed future Transfer.

13.5 General Conditions on Transfers. No Transfer of an Ownership Interest after
     -------------------------------
the date of this Agreement will be effective unless all of the conditions set forth below are satisfied:

[a] Unless waived by the Company, the Transferor signs and delivers to the Company an undertaking in form and substance satisfactory to the Company to pay all reasonable expenses incurred by the Company in connection with the Transfer (including, but not limited to, reasonable fees of counsel and accountants and the costs to be incurred with any additional accounting required in connection with the Transfer, and the cost and fees attributable to preparing, filing and recording such amendments to the organizational documents or filings as may be required by law);

[b] Such transfer does not require the registration of such transferred interest pursuant to any applicable federal or state securities laws, and the Transferor delivers to the Company an opinion of counsel for the Transferor satisfactory in form and substance to the Company to the effect that the Transfer of the Ownership Interest is in compliance with the applicable federal and state securities laws, and a statement of the Transferee in form and substance satisfactory to the Company making appropriate representations and warranties in respect to compliance with the applicable federal and state securities laws and as to any other matter reasonably required by the Company;

[c] The Company receives an opinion from its counsel that [i] the Transfer does not cause the Company to lose its classification as a partnership for federal or state income tax purposes, and [ii] the Transfer, together with all other Transfers within the preceding twelve months, does not cause a termination of the Company for federal or state income tax purposes;

[d] The Transferor signs and delivers to the Company a copy of the assignment of the Ownership Interest to the Transferee, together with the Certificates for Units representing such Ownership Interest, duly executed for assignment;

[e] The Transferee signs and delivers to the Company its agreement to be bound by this Agreement;

[f] Such Transfer does not cause the Company to become a "Publicly Traded Partnership," as such term is defined in Sections 469(k)(2) or 7704(b) of the Code;

[g] Such Transfer does not subject the Company to regulation under the Investment Company Act of 1940, the Investment Advisers Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended;

[h]  Such Transfer is in compliance with the Colorado Limited Gaming Act;

[i] Such Transfer is not made to any Person who lacks the legal right, power or capacity to own such Interest; and

[j]  The Transfer is in compliance with the other provisions of this Article.

     Except as the Company and the Transferee may otherwise agree, the Transfer of an Ownership Interest will be effective as of 12:01 a.m. (Mountain Time) on the first day of the month following the month in which all of the above conditions have been satisfied. Upon the effective date, Appendix I will be deemed amended to reflect the new Ownership Interests.

     Notwithstanding anything to the contrary expressed or implied in this Agreement, the sale, assignment, transfer, pledge or other disposition of any direct or indirect interest in the Company is subject to the laws of the state of Colorado and the requirements, limitations and decisions of the Colorado Division of Gaming and the Colorado Limited Gaming Control Commission.

13.6  Rights of Transferees. Any Transferee of an Ownership Interest will, on
      ---------------------
the effective date of the Transfer, have only those rights of an assignee as specified in the Act and this Agreement unless and until such Transferee is admitted as a substitute Member. This provision limiting the rights of a Transferee will not apply if such Transferee is already a Member; provided that, any Member who resigns or retires from the Company in contravention of Section
4.4 will have only the rights of an assignee as specified in the Act and this Agreement. Any Transferee of all or any part of an Ownership Interest who is not admitted as a substitute Member in accordance with this Agreement has no right [a] to participate or interfere in the management or administration of the Company's business or affairs, [b] to vote or agree on any matter affecting the Company or any Member, [c] to require any information on account of Company transactions, or [d] to inspect the Company's books and records. The only right of a Transferee of all or any part of an Ownership Interest who is not admitted as a substitute Member in accordance with this Agreement is to receive the allocations and Distributions to which the Transferor was entitled (to the extent of the Ownership Interest transferred) and to receive required tax reporting information. However, each Transferee of all or any part of any Ownership Interest (including both immediate and remote Transferees) will be subject to all of the obligations, restrictions and other terms contained in the Agreement as if such Transferee were a Member. To the extent of any Ownership Interest transferred, the Tranferor Member does not possess any right or power as a Member. To the extent of any Ownership Interest transferred, the Transferor Member does not possess any right or power as a Member and may not exercise any such right or power directly or indirectly on behalf of the Transferee. The Members acknowledge that these provisions may differ from the rights of an assignee as set forth in the Act, and the Members agree that they intend, to that extent, to vary those provisions by this Agreement.

13.7 Security Interest. The pledge or granting of a security interest, lien or
     -----------------
other encumbrance in or against all or any part of a Member's Ownership Interest does not cause the Member to cease to be a Member or constitute an event of Withdrawal. Upon foreclosure or sale in lieu of foreclosure of any such secured interest, the secured party will be entitled to receive the allocations and Distributions as to which a security interest has been granted by such Member. In no event will any secured party be entitled to exercise any rights under this Agreement, and such secured party may look only to such Member for the enforcement of any of its rights as a creditor. In no event will the Company have any liability or obligation to any Person by reason of the Company's payment of a Distribution to any secured party as long as the Company makes such payment in reliance upon written instructions from the Member to whom such Distributions would be payable. Any secured party will be entitled, with respect to the security interest granted, only to the Distributions to which the assigning Member would be entitled under this Agreement, and only if, as and when such Distribution is made by the Company. Neither the Company nor any Member will owe any fiduciary duty of any nature to a secured party. Reference to any secured party. Reference to any secured party includes any assignee or successor-in-interest of such Person.

13.8 Regulatory Compliance Restrictions. Notwithstanding anything to the
     ----------------------------------
contrary in this Agreement or elsewhere, the following provisions shall apply.

     The Company shall not issue any voting securities or other voting interests, except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. The issuance of any voting securities or other voting interests shall be deemed not to be issued and outstanding until (a) the Company shall cease to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission shall, by affirmative action, validate said issuance or waive any defect in issuance.

     No voting securities or other voting interests issued by the Company and no interests, claim or charge therein or thereto shall be transferred in any manner whatsoever except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. Any transfer in violation thereof shall be void until (a) the Company shall cease to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission shall, by affirmative action, validate said transfer or waive any defect in said transfer.

     If the Colorado Limited Gaming Control Commission at any time determines that a holder of voting securities or other voting interests of this Company is unsuitable to hold such securities or other voting interests, then the Company may, within sixty (60) days after the findings of unsuitability, purchase such voting securities or other voting interests of such unsuitable Person at the lesser of (i) the cash equivalent of such Person's investment in the Company, or
(ii) the current market price as of the date of the finding of unsuitability unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Commission) within sixty (60) days after the finding of unsuitability. Until such voting securities or other voting interests are owned by Persons found by the Commission to be suitable to own them, (a) the Company shall not be required or permitted to pay any dividend or interest with regard to the voting securities or other voting interests, (b) the holder of such voting securities or other voting interests shall not be entitled to vote on any matter as the holder of the voting securities shall not for any purposes be included in the voting securities or other voting interests of the Company entitled to vote, and (c) the Company shall not pay any remuneration in any form to the holder of the voting securities or other voting interests except in exchange for such voting securities or other voting interests as provided in this paragraph.


                        ARTICLE 14: GENERAL PROVISIONS

14.1 Amendment. This Agreement may be amended by the unanimous written agreement
     ---------
of the Members. Any amendment will become effective upon such approval, unless otherwise provided. Notice of any proposed amendment must be given at least 5 days in advance of the meeting at which the amendment will be considered (unless the approval is evidenced by duly signed minutes of action). Any duly adopted amendment to this Agreement is binding upon, and inures to the benefit of, each Person who holds an Ownership Interest at the time of such amendment. Notwithstanding any other provision of this Agreement, with respect to any Transferee not admitted as a substitute Member, no amendment to Section 5.2 (relating to the general allocation rule for allocation of Profits or Losses), Section 6.1 (relating to pro-rata Distributions), Section 12.2 (relating to Distributions in Liquidation) and Section 14.1 (relating to amendment of this Agreement) will be effective, nor will such Person be required to make any Capital Contribution, without such Person's written consent. Non-Material amendments relating to this Agreement or that are necessary for compliance with applicable law may be made by the Managers.

14.2  Unregistered Interests. Each Member [a] acknowledges that the Ownership
      ----------------------
Interests are being offered and sold without registration under The Securities Act of 1933, as amended, or under similar provisions, of state law, [b] represents and warrants that such Person is an accredited investor as defined for federal securities laws purposes, [c] represents and warrants that it is acquiring an Ownership Interest for such Person's own account, for investment, and with no view to the distribution of the Ownership Interest, and [d] agrees not the Transfer, or to attempt to Transfer, all or any part of its Ownership Interest without registration under the Securities Act of 1933, as amended, and any applicable state securities laws, unless the Transfer is exempt from such registration requirements.

14.3  Waiver of Partition Right. Each Member waives and renounces any right that
      -------------------------
such Person may have prior to Dissolution and Liquidation to institute or maintain any action for partition with respect to any real property owned by the Company.

14.4  Waivers Generally. No course of dealing will be deemed to amend or
      -----------------
discharge any provision of this Agreement. No delay in the exercise of any right will operate as a waiver of such right. No single or partial exercise of any right will preclude its further exercise. A waiver of any right on occasion will not be construed as a bar to, or waiver of, any such right on any other occasion.

14.5  Equitable Relief. If any Person proposes to Transfer all or any part of
      ----------------
such Person's Ownership Interest in violation of the terms of this Agreement, the Company or any Member may apply to any court of competent jurisdiction for an injunctive order prohibiting such proposed Transfer except upon compliance with the terms of this Agreement, and the Company or any Member may institute and maintain any action or proceeding against the Person proposing to make such Transfer to compel the specific performance of this Agreement. Any attempted Transfer in violation of this Agreement is null and void, and no force and effect. The Person against whom such action or proceeding is brought waives the claim or defense that an adequate remedy at law exists, and such Person will not urge in any such action or proceeding the claim or defense that such remedy at law exists.

14.6  Remedies for Breach. The rights and remedies of the Members set forth in
      -------------------
this Agreement are neither mutually exclusive nor exclusive of any right or remedy provided by law, in equity or otherwise. The Members agree that all legal remedies (such as monetary damages) as well as all equitable remedies (such as specific performance) will be available for any breach or threatened breach of any provision of this Agreement.

14.7  Original. This Agreement is signed in two original documents that are to
      --------
be delivered to each initial Member. A photocopy of this Agreement, as signed, will be delivered to each substitute or additional Member, and each such photocopy will be deemed to be an original document.

14.8   Notices. Any notices (including any communication or delivery) required
       -------
or permitted under this agreement will be in writing and will be addressed to the Members at their respective addresses, as set forth on the Register of Members maintained by the Company. All notices may be made by mail, personal delivery, courier service or facsimile machine, and will be effective upon delivery. Any Member may change such Person's address by notice to the Company and each other Member.

14.9   Costs. If the Company or any Member retains counsel for the purpose of
       -----
enforcing or preventing the breach or any threatened breach of any provision of this Agreement or for any other remedy relating to it, then the prevailing party will be entitled to be reimbursed by the non-prevailing party for all costs and expenses so incurred (including reasonable attorneys' fees, costs of bonds, and fees and expenses for expert witnesses) unless the arbitrator or other trier of fact determined otherwise in the interest of fairness.

14.10  Indemnification.  Each Member hereby indemnifies and agrees to hold
       ---------------
harmless the Company and each other Member from any liability, cost or expense arising from or related to any act or failure to act of such Member which is in violation of this Agreement.

14.11  Partial Invalidity. Wherever possible, each provision of this Agreement
       ------------------
will be interpreted in such manner as to be effective and valid under applicable law. However, if for any reason any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such action will not affect any other provision of this Agreement. In such event, this Agreement will be construed as if such invalid, illegal, or unenforceable provision had never been contained in it.

14.12  Entire Agreement. This Agreement, together with the Members Agreement,
       ----------------
contains the entire agreement and understanding of the Members with respect to its subject matter, and it supersedes all prior written and oral agreements. No amendment of this Agreement will be effective for any purpose unless it is made in accordance with Section 14.1.

14.13  Benefit. The contribution obligations of each Member will inure solely
       -------
to the benefit of the other Members and the Company, without conferring on any other Person any rights of enforcement or other rights.

14.14  Binding Effect. This Agreement is binding upon, and inures to the
       --------------
benefit of, the Members and their permitted successors and assigns; provided that, any Transferee will have only the rights specified in Section 13.6 unless admitted as a substitute Member in accordance with this Agreement.

14.15  Further Assurances. Each Member agrees, without further consideration,
       ------------------
to sign and deliver such other documents of further assurance as may reasonably be necessary to effectuate the provisions of this Agreement.

14.16  Headings. Article and section titles have been inserted for convenience
       --------
of reference only. They are not intended to affect the meaning or interpretation of this Agreement.

14.17 Terms. Terms used with initial capital letters will have the meanings
      -----
specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural include the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than a limiting sense.

14.18 Governing Law: Conflicts. This Agreement will be governed by, and
      ------------------------
construed in accordance with, the laws of the State of Colorado (except to the extent preempted by any federal law or the gaming laws of any state or governmental agency having jurisdiction over the affairs of any Member). Any conflict or apparent conflict between this Agreement and the Act will be resolved in favor of this Agreement except as otherwise required by the Act. The Members have entered into a Members Agreement, dated as of the date of this Agreement, which Members Agreement contains certain provisions as to the Company and the conduct of its business and which, for purposes of the Act, shall be considered, together with this Agreement, as an "operating agreement" of the Company.

14.19 Effectiveness. The effectiveness and enforceability of this Agreement are
      -------------
subject to the occurrence of the Closing. This Agreement shall automatically, without further action by any of the parties, become effective and enforceable according to its terms, and shall supersede and replace the Operating Agreement, as of the Closing Date. In the event the Closing shall not have occurred by September 3, 1997, this Agreement shall be null and void ab initio and none of
                                                         -- ------
the parties shall have any rights or obligations of any kind under or pursuant to this Agreement. The Operating Agreement shall remain effective, and its terms shall apply, until the Closing.

IN WITNESS WHEREOF, the initial Members have signed this Amended and Restated Operating Agreement of Isle of Capri Black Hawk, L.L.C. as of the date first set forth above.

                                        CASINO AMERICA OF COLORADO, INC.,
                                        a Colorado corporation


                                        By: /s/ Allan S. Soloman
                                           -----------------------------------


                                        BLACKHAWK GOLD, LTD.,
                                        a Nevada Corporation

                                        By: /s/ H. Thomas Winn
                                           -----------------------------------
                                              H. Thomas Winn, President

14.17 Terms. Terms used with initial capital letters will have the meanings
      -----
specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural include the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than a limiting sense.

14.18 Governing Law: Conflicts. This Agreement will be governed by, and
      ------------------------
construed in accordance with, the laws of the State of Colorado (except to the extent preempted by any federal law or the gaming laws of any state or governmental agency having jurisdiction over the affairs of any Member). Any conflict or apparent conflict between this Agreement and the Act will be resolved in favor of this Agreement except as otherwise required by the Act. The Members have entered into a Members Agreement, dated as of the date of this Agreement, which Members Agreement contains certain provisions as to affairs of the Company and the conduct of its business and which, for purposes of the Act, shall be considered, together with this Agreement, as an "operating agreement" of the Company.

14.19 Effectiveness. The effectiveness and enforceability of this Agreement are
      -------------
subject to the occurrence of the Closing. This Agreement shall automatically, without further action by any of the parties, become effective and enforceable according to its terms, and shall supersede and replace the Operating Agreement, as of the Closing Date. In the event the Closing shall not have occurred by September 3, 1997, this Agreement shall be null and void ab initio and none of
                                                         -- ------
the parties shall have any rights or obligations of any kind under or pursuant to this Agreement. The Operating Agreement shall remain effective, and its terms shall apply, until the Closing.

IN WITNESS WHEREOF, the initial Members have signed this Amended and Restated Operating Agreement of Isle of Capri Black Hawk, L.L.C. as of the date first set forth above.

                                        CASINO AMERICA OF COLORADO, INC.,
                                        a Colorado corporation


                                        By: /s/ Allan S. Soloman
                                           -----------------------------------


                                        BLACKHAWK GOLD, LTD.,
                                        a Nevada Corporation

                                        By: /s/ H. Thomas Winn
                                           -----------------------------------
                                              H. Thomas Winn, President

14.17 Terms.  Terms used with initial capital letters will have the meanings
      -----
specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural include the other, as the context requires or permits. the word include (and any variation) is used in an illustrative sense rather than a limiting sense.

14.18 Governing Law; Conflicts.  This Agreement will be governed by, and
      ------------------------
construed in accordance with, the laws of the State of Colorado (except to the extent preempted by any federal law or the gaming laws of any state or governmental agency having jurisdiction over the affairs of any Member). Any conflict or apparent conflict between this Agreement and the Act will be resolved in favor of this Agreement except as otherwise required by the Act.
The Members have entered into a Members Agreement, dated as of the date of this Agreement, which Members Agreement contains certain provisions as to the affairs of the Company and the conduct of its business and which, for purposes of the Act, shall be considered, together with this Agreement, as an "operating agreement" of the Company.

14.19. Effectiveness.  The effectiveness and enforceability of this Agreement
       -------------
are subject to the occurrence of the Closing. This Agreement shall automatically, without further action by any of the parties, become effective and enforceable according to its terms, and shall supersede and replace the Operating Agreement, as of the Closing Date. In the event the Closing shall not have occurred by September 3, 1997, this Agreement shall be null and void ab
                                                                          --
initio and none of the parties shall have any rights or obligations of any kind
------
under or pursuant to this Agreement. The Operating Agreement shall remain effective, and its terms shall apply, until the Closing.


IN WITNESS WHEREOF, the initial Members have signed this Amended and Restated Operating Agreement of Isle of Capri Black Hawk, L.L.C. as of the date first set forth above.


                                        CASINO AMERICA OF COLORADO, INC.,
                                        a Colorado corporation


                                        By: /s/ Allen B. Solomon
                                           -------------------------------

                                        BLACKHAWK GOLD, LTD.,
                                        a Nevada corporation


                                        By: /s/ H. Thomas Winn
                                           -------------------------------
                                            H. Thomas Winn, President

                                  APPENDIX I

                              Ownership Interests

        Date                    Ownership Interests
        ----                    -------------------
1.  April 25, 1997      Casino America of Colorado, Inc.        51.6%
                        Blackhawk Gold, Ltd.                    48.4%

2.  July __, 1997       Casino America of Colorado, Inc.          55%
                        Blackhawk Gold, Ltd.                      45%

3.* August __, 1997     Casino America of Colorado, Inc.       59.20%
                        Blackhawk Gold, Ltd.                   40.80%

4.

5.

6.

7.

8.

9.

10.

*Effective at the Closing Date.

                                  EXHIBIT "A"

                                  Definitions

Act: The Colorado Limited Liability Company Act, as amended from time to time.

Affiliate:                   An "Affiliate" of a Person means a Person directly
                             or indirectly controlling, controlled by or under common control with such Person. For this purpose and for purposes of the use of the term "control" in this Agreement, control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

Agreement:                   This Amended and Restated Operating Agreement, as
                             amended from time to time.

Articles:                    The Articles of Organization of the Company as
                             filed under the Act, as amended from time to time.

Blackhawk Gold:              Blackhawk Gold, Ltd., a Nevada corporation, and its
                             Permitted Transferees (provided that any Transferee will become a substitute Member only in accordance with the Agreement).

Capital Account:             The book value capital account maintained under
                             Section 3.6.

Capital Contribution:        Any contribution by a Member to the Company.

Capital Transaction:         Any sale, exchange, condemnation (including any
                             eminent domain or similar transaction), casualty, financing, refinancing or other disposition with respect to any real or personal property owned by the Company which is not in the ordinary course of business.

Casino America of            Casino America of Colorado, Inc., a Colorado
Colorado:                    corporation, and its Permitted Transferees
                             (provided that any Transferee will become a substitute Member only in accordance with the Agreement).

Closing: The consummation of the sale of $75 million first mortgage notes due 2004 issued by the Company and Isle of Capri Black Hawk Capital Corp. to finance the development, construction, equipping and operation of the casino gaming project and related facilities in Black Hawk, Colorado.

Closing Date:                The date and time at which the Closing occurs.

Code: The Internal Revenue Code of 1986, as amended from time to time (including corresponding provisions of subsequent revenue laws).

Company: Isle of Capri Blackhawk, L.L.C., as formed under the Articles and as operating under this Agreement.

Dissolution:               The dissolution of the Company as provided in
                           Section 11.1.

Distribution:              A distribution of money or other property made by the
                           Company with respect to any Ownership Interest.

Fair Market Value:         As to any property, the price at which a willing
                           seller would sell and a willing buyer would buy such property having full knowledge of the relevant facts, in an arm's-length transaction without time constraints, and without being under any compulsion to buy or sell, or the value otherwise agreed by the Members to be the Fair Market Value.

Fiscal Year:               The fiscal and taxable year of the Company as
                           determined under this Agreement, including both 12-month and short taxable years.

Initial Ownership:         The relative Ownership Interest of the Members
                           existing upon the execution of this Agreement entitling the holders thereof to all the benefits of ownership in the Company, but which Ownership
                           Interests may be changed from time to time as set forth in this Agreement.

Liability:                 The obligation to pay any judgement, settlement,
                           penalty, fine or reasonable expense (including attorney's fees) incurred with respect to any Proceeding.

Liquidation:               The process of terminating the Company and winding up
                           its business under Article 12 after its Dissolution.

Losses: The Company's net loss (including deductions) for any Fiscal Year, determined under Section 5.1.


Majority In Interest:      More than 50% of the Ownership Interests.

Member: A person who is an initial Member of the Company, or who is subsequently admitted as a substitute or an additional Member as provided in this Agreement.

Members Agreement:         The agreement, of even date with this Agreement,
                           between the Company, Blackhawk Gold, Casino America of Colorado, Casino America Inc., and Nevada Gold &
                           Casinos, Inc.

Net Sales Cash:            Cash receipts of the Company from a Capital
                           Transaction, less payment of fees or expenses related to the Capital Transaction.

Notice: Written notice (including any communication or delivery), actually given pursuant to Section 14.8.

Ownership Interest:        With respect to each Person owning an interest in the
                           Company, all of the interests of such Person in the Company (including, without limitation, an interest in Profits and Losses of the Company, a Capital
                           Account interest, and all other rights and obligations of such Person under this Agreement), expressed as a percentage (carried to the nearest one-thousandth of a percent, if other than an even percentage), as initially set forth in Section 1.2 and as subsequently changed in accordance with this Agreement.

Permitted Transferee:      A person described in Section 13.3 to whom an
                           Ownership Interest may be transferred without compliance with a right of first refusal.

Person: An individual, corporation, trust, partnership, limited liability company, limited liability association, unincorporated organization, association or other entity.

Proceeding:                Any threatened, pending or completed claim, action,
                           suit or proceeding, whether formal or informal, and whether civil, administrative, investigative or criminal.

Profits: The Company's net profit (including income and gains) for any Fiscal Year, determined under Section 5.1.

Profits Interest:          Each Member's (or Transferee's) percentage interest
                           (carried to the nearest one-thousandth of a percent, if other than an even percentage), in the Profits of the Company, determined under Section 5.2.

Regulations:               The Treasury Regulations (including temporary
                           regulations) promulgated under the Code, as amended from time to time (including corresponding provisions of succeeding regulations).

Third Party:               With respect to any Member, a Person other than an
                           Affiliate.

Third Party Offer:         A bona fide, non-collusive, binding, arm's-length
                           written offer from a Third Party stated in terms of U.S. dollars.

Transfer:                  A sale, exchange, assignment or other disposition of
                           Ownership Interest, whether voluntary or by operation of law.

Transferee:                A person to whom an Ownership Interest is transferred
                           in compliance with this Agreement.

Transferor:                A person who transfers an Ownership Interest in
                           compliance with this Agreement.

Withdrawal:                The occurrence of an event with respect to a Member
                           which terminates membership in the Company, as provided in Section 11.2.